                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of June, 1999.




                                       /s/ Frank Borman
                                       -----------------------------------------
                                       Frank Borman

                                POWER OF ATTORNEY


         I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of June, 1999.




                                       /s/ Berry R. Cox
                                       -----------------------------------------
                                       Berry R. Cox

                                POWER OF ATTORNEY


         I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of June, 1999.



                                        /s/ John L. Clendenin
                                        ---------------------------------------
                                        John L. Clendenin

                                POWER OF ATTORNEY


         I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of June, 1999.




                                       /s/ Milledge A. Hart, III
                                       -----------------------------------------
                                       Milledge A. Hart, III

                                POWER OF ATTORNEY


         I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of June, 1999.




                                       /s/ Kenneth G. Langone
                                       -----------------------------------------
                                       Kenneth G. Langone

                                POWER OF ATTORNEY


         I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of June, 1999.



                                       /s/ M. Faye Wilson
                                       --------------------------------------
                                       M. Faye Wilson

                                POWER OF ATTORNEY


         I, Bonnie G. Hill, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of June, 1999.




                                       /s/  Bonnie G. Hill
                                       -----------------------------------------
                                       Bonnie G. Hill

                                POWER OF ATTORNEY


         I, William S. Davila, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of June, 1999.




                                       /s/ William S. Davila
                                       -----------------------------------------
                                       William S. Davila